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                                                                   Exhibit 99(s)

                                POWER OF ATTORNEY

     I, the undersigned Trustee of Old Mutual/Claymore Long-Short Fund (the "Trust"), hereby severally constitute and appoint each of Nicholas Dalmaso, Richard Sarhaddi, Joan Gulinello, Amy Stueve, Eric Wimer, David C. Sullivan and Jeremy C. Smith, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, Securities and Exchange Act of 1934, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                              Capacity                Date
----                              --------                ----

/s/ Matthew J. Appelstein         Trustee                  July 18, 2005
--------------------------
Matthew J. Appelstein

Name                              Capacity                Date
----                              --------                ----

/s/ Randall Barnes                Trustee                  July 18, 2005
--------------------------
Randall Barnes

Name                              Capacity                Date
----                              --------                ----

/s/ Steven Cosler                 Trustee                 July 18, 2005
--------------------------
Steven Cosler

Name                              Capacity                Date
----                              --------                ----

/s/ Nicholas Dalmaso              Trustee, President      July 18, 2005
--------------------------        and Chief Executive
Nicholas Dalmaso                  Officer

Name                              Capacity                Date
----                              --------                ----

/s/ Robert Hamje                  Trustee                  July 18, 2005
--------------------------
Robert Hamje

Name                              Capacity                Date
----                              --------                ----

/s/ Steven Hill                   Treasurer and           July 18, 2005
--------------------------        Principal Financial
Steven Hill                       and Accounting Officer

Name                              Capacity                Date
----                              --------                ----

/s/ L. Kent Moore                 Trustee                  July 18, 2005
--------------------------
L. Kent Moore

Name                              Capacity                Date
----                              --------                ----

/s/ Ronald A. Nyberg              Trustee                  July 18, 2005
--------------------------
Ronald A. Nyberg

Name                              Capacity                Date
----                              --------                ----

/s/ Ronald E. Toupin, Jr.         Trustee                  July 18, 2005
--------------------------
Ronald E. Toupin, Jr.